DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. Quarterly Investor Presentation May 5th, 2021 – for the period ended March 31, 2021 Exhibit 99.1

DELIVERING GOODS for THE GOOD of ALL /// 2 Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future, including the potential financial and operational impacts of the COVID-19 pandemic. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this material, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward- looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward- looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward- Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K. This presentation also includes references to calculations that are not based on generally accepted accounting principles (“GAAP”). Reconciliations of each of these non-GAAP measures to the most directly comparable GAAP measures have been included in the Appendix. When forward-looking non-GAAP measures are provided, Trinity does not provide quantitative reconciliations of forward-looking non-GAAP measures to the most directly comparable GAAP measures because it cannot, without unreasonable effort, predict the timing and amounts of certain items included in the computations of each of these measures. These factors include, but are not limited to: the product mix of expected railcar deliveries; the timing and amount of significant transactions and investments, such as lease portfolio sales, capital expenditures, and returns of capital to shareholders; and the amount and timing of certain other items outside the normal course of our core business operations, such as restructuring activities, and the potential financial and operational impacts of the COVID-19 pandemic. Forward Looking Statements and Other References Except where noted, financial data is presented as of the Company’s most recent fiscal quarter ending March 31, 2021. “LTM” represents Last Twelve Months financial information from April 1, 2020 to March 31, 2021.

DELIVERING GOODS for THE GOOD of ALL /// Investor Presentation – May 2021 3 I. Trinity Industries, Inc. Overview................................Page 4 II. Key Investment Considerations................................. Page 8 III. Railcar Market Overview.......................................... Page 18 IV. Trinity’s Rail Platform Overview.................................Page 24 V. Financial Discussion and Strategic Objectives............. Page 33 VI. Appendix

Trinity Industries, Inc. Overview

- Trinity Industries, Inc. owns market leading businesses that provide railcar products and services in North America
  - Top 5 Leasing company
    - ~ 107,970 railcars under ownership
    - ~ 26,610 additional railcars under management
  - Leading manufacturer with 35% of industry deliveries in FY 2020
  - Growing railcar maintenance network
- Unique rail platform provides single source for comprehensive rail transportation solutions
- LTM Q1-21 total revenues of $1.8 billion
- LTM Q1-21 Adjusted EBITDA* of $528 million
- Current dividend yield of 2.9%[1]
  - 228 consecutive quarterly dividend payments

External Revenue by Business Segment[2]



$3,000
$2,000
$1,000
$–
(in $mms)
$1.50
$1.00
$0.50
$–
2017
2018
2019
2020
LTM Q1-21
Leasing
Rail Products
All Other
Adj EPS, Cont Ops (Diluted) *

$8.1 billion*
Enterprise Value

$3.1 billion*
Market Cap

$548 million*
LTM Q1-21 Cash Flow from Cont. Ops

$287 million*
LTM Q1-21 Shareholder Returns

All specified data as of March 31, 2021; See appendix for footnotes and reconciliation of non-GAAP measures

TRINITY INDUSTRIES
DELIVERING GOODS *for* THE GOOD *of* ALL ///
4

DELIVERING GOODS for THE GOOD of ALL /// Experienced Team Guides a Resilient Platform Recent cycle challenged by: • Influx of capital into rail industry ◦ Collapse of oil prices ◦ Industrial decline ◦ Global trade wars ◦ COVID-19 pandemic • Cyclically Experienced Management Team • Resilient Cash Flow from Platform of Businesses • Transformation of Operating Model Underway 5 Economic Growth Financial Collapse Energy Renaissance Industrial Decline / Pandemic

DELIVERING GOODS for THE GOOD of ALL /// A New Operating Model and Company Purpose 6

DELIVERING GOODS for THE GOOD of ALL /// Key Focus Areas for Enhancing Shareholder Value Strong Cash Flow Generation through the Rail Cycle Optimize the Returns of the Platform Deliver Premier Financial Performance Prudently Deploy Capital to Drive Value Creation 7

DELIVERING GOODS for THE GOOD of ALL KEY INVESTMENT CONSIDERATIONS

DELIVERING GOODS for THE GOOD of ALL /// Trinity’s Value Proposition – A Sustainable Capital Story 9

DELIVERING GOODS for THE GOOD of ALL /// A Sustainable Capital Story: Attractive Yielding Assets with Long-tailed Utility Rail Assets Generate Steady Cash Flow through Cycle Railcar Asset Cash Flow Profile: ◦ Stable generation from long-term leases and balanced renewal exposure ◦ Rising future contribution from long- tailed asset utility and natural inflation benefits ◦ TRN portfolio – average age of 10 years ◦ Rail industry – average age of 20 years(1) ◦ Expected life – 40+ years Healthy Returns Relative to Life-cycle Expectations(2) Railcar Asset Returns Profile: ◦ GAAP returns accelerate over time as steady to inflating earnings are measured against decreasing Net Book Value or Net Equity balances 10*See appendix for footnotes and reconciliation of non-GAAP measures (in $mms)

A Sustainable Capital Story: **Trinity's Rail Platform Delivers Strategic Synergies**

FINANCIAL Synergies

- Cost-advantaged railcar equipment sourcing
- Tax-advantaged lease fleet investment offsets taxable income and enhances returns
- Lower-relative operational cost structure

COMMERCIAL Synergies

- Higher customer touchpoints create additional revenue opportunity
- Actionable rail market intelligence
- Valuable sales channel for organic growth

~ $550M+
Investment advantage

~$700M+
Cash flow tax synergies

Tangible Synergies Generated over Five Year Period*

~ $4B in Sales
Complex customer transactions

~$500M+
OP contribution

*See appendix for footnotes

TRINITY INDUSTRIES
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11

A Sustainable Capital Story: Platform Synergies Create Strong Cash Flows

Steady State Cash Flow

Measures the ***potential capital*** to be deployed after investment to maintain enterprise cash flow

Free Cash Flow

Measures ***excess cash*** from the platform after total investments, leverage, and maintaining the dividend

5-Yr Avg 'Steady State' Cash Flow Yields 9+% on Market Cap over Same Period



$750.0
$500.0
$250.0
$0.0
(in $mms)
~$496M AVG
~$279M AVG
2017
2018
2019
2020
LTM Q1-21
OCF - Continuing Ops
Steady State Cash Flow*
Average OCF
Average Steady State

OCF + All Portfolio Sales – Required CapEx for maintaining steady state of the business

Balance Sheet Discipline Generates Excess Cash *after* Lease Fleet Growth



Excess Cash
~$129M AVG
$750.0
$500.0
$250.0
$0.0
$(250.0)
(in $mms)
2017
2018
2019
2020
LTM Q1-21
FCF Before Lease Investment*
FCF After Lease Investment*

OCF + Portfolio Proceeds – Total Manufacturing CapEx – Dividends – Leasing Equity CapEx

TRINITY INDUSTRIES

* See appendix for reconciliation of non-GAAP measures

DELIVERING GOODS *for* THE GOOD *of* ALL /// 12

DELIVERING GOODS for THE GOOD of ALL ///* See appendix for footnotes A Sustainable Capital Story: Reinvestment & Capital Return Drive Shareholder Value 13 A growing stream of cash flow from Trinity’s platform creates shareholder value: – Reinvestment into the business when expected returns are above our hurdle rates – Return capital to shareholders through consistent dividends and opportunistic share repurchases

DELIVERING GOODS for THE GOOD of ALL /// Enterprise Financial KPI’s for Long-Term Performance Operating and Free Cash Flow Growth Mid-teen Pre-Tax Return on Equity Double- digit Dividend Growth Book Value per Share Growth 14

DELIVERING GOODS for THE GOOD of ALL /// Commitment to Premier Performance and Sustainability 15 Environmental Commitment Social Responsibility Governance Excellence Risk Management Operating our business in a way that minimizes impact on natural resources and the environment • Established Green Financing Framework, for financing of green-eligible railcars assets, supported by Sustainalytics • Innovative products and services that enhance the rail modal supply chain advantage and reduce GHG emission • Responsibly support customers’ products at each stage of the 40+ year product lifecycle Attracting and retaining a diverse and empowered workforce • Fostering a workplace that is inclusive and collaborative • Hiring and retaining the best talent and providing opportunities for continuing professional development • Improving the wellbeing of our employees and stakeholders • Contributing to the communities in which we operate Promoting the long-term interests of stakeholders, strengthening accountability and inspiring trust • Independent Chairman and Board of Directors with diverse backgrounds and experienced oversight • Incentive compensation programs aligned with shareholder interests • Board of Directors and Executive Leadership Team oversight of ESG initiatives Strong track record of operational excellence • Goal of zero injuries and incidents with reduction targets • Actively engage stakeholders in environmental, health, and safety (EHS) initiatives and continually improve EHS processes, practices, and operational performance • Proprietary safety and environmental certification process, Safety and Environmental Excellence at Trinity (SET), aligns with ISO and Responsible Care© standards

DELIVERING GOODS for THE GOOD of ALL /// Railcars Are Attractive Long-term Investments • Long-term leases • High renewal success rates • Low credit defaults and bad debt expense • Active secondary market Stable and Predictable Cash Flows • 35-50 year useful life • Positive yield relationship to inflation • Low volatility for residuals • Low technological obsolescence Hard Asset Value with Inflation Benefits • Integral component of North American supply chain • Multiple market sectors with varying demand drivers Strong Correlation with GDP • Rent yields highly correlate to interest rates Natural Interest Rate Hedge • Accelerated depreciation for tax purposes • 100% bonus depreciation under current tax law • Superior risk-adjusted returns Tax-advantaged Investment • Accounts for 1/3 of U.S. freight, but only 0.6% of greenhouse emissions • 100% recyclable through scrap and salvage Environmentally Friendly* *See appendix for source info 16

DELIVERING GOODS for THE GOOD of ALL /// Review of Value Proposition 17

DELIVERING GOODS for THE GOOD of ALL RAILCAR MARKET OVERVIEW

DELIVERING GOODS for THE GOOD of ALL /// Integral Part of the North American Supply Chain • 1.7 million railcars in North America(1) • 1.3 trillion ton miles moved by rail in 2020(2) • 3,500+ commodities moved by rail(3) • Highly correlated to U.S. GDP • “Desert Island Statistic…” ~ Warren Buffet U.S. Freight Ton Miles by Mode of Transportation(2) See appendix for footnotes -31.4% 33.1% 19 5.1 trillion total ton miles Railcar Loadings Follow U.S. Gross Domestic Product

Delivering Essential Goods to the Global Marketplace

Energy

- Coal
- Biofuels
- Frac Sand
- U.S. Crude
- Canadian Crude



32% of North American railcar loadings

~230 distinct commodities

Refined Products & Chemicals

- Natural Gas Liquids
- Refined Products
- Plastics
- Petro-chemicals
- Chlor Alkali
- Sulfur Products



9% of North American railcar loadings

~980 distinct commodities

Agriculture

- Grains
- Grain Mill Products
- Distillers Dried Grains/Feed
- Fertilizers



21% of North American railcar loadings

~730 distinct commodities

Construction & Metals

- Construction Materials
- Aggregates
- Steel/Iron



17% of North American railcar loadings

~620 distinct commodities

Consumer Products

- Autos
- Paper
- Intermodal

21% of North American railcar loadings

~1000 distinct commodities

TRINITY INDUSTRIES

See appendix for source information

DELIVERING GOODS *for* THE GOOD *of* ALL /// 20

DELIVERING GOODS for THE GOOD of ALL /// Capitalizing on Structural Change in the Rail Market The TrinityRail platform was ideally positioned to capture market share during shifting ownership dynamics, growing at a 13% CAGR since 2002 Railcar Ownership is Shifting from Railroads to Leasing Companies Railcar Lessor Ownership Profile Presents Consolidation Opportunity Operating Lessors *Over 65 Lessors own 240K railcars in “All other” See appendix for source information 21 Financial Lessors

DELIVERING GOODS for THE GOOD of ALL /// A Differentiated Value Proposition for Our Customers • Lease Portfolio • Fleet Management • Equipment Finance Solutions Leasing • Rail Product Portfolio • Aftermarket Parts Manufacturing • Maintenance • Modifications • Repair • Mobile Units Maintenance • Logistics Services • Data Analytics • Connected Railcar Services Cross-sell to deliver innovative solutions and a differentiated experience Optimize customers’ ownership and usage of railcar equipment Drive rail industry modal share through supply chain efficiency Aligned with industrial shippers through ownership and engineering 22

DELIVERING GOODS for THE GOOD of ALL /// Rail Market Update and Commercial Overview 23 Rail Traffic is Continuing to Improve (1) Railcars are Coming out of Storage (2) Fleet Utilization is Holding while Rates Improve Rail Products Orders and Backlog Remain Weak See appendix for footnotes

DELIVERING GOODS for THE GOOD of ALL TRINITY’S RAIL PLATFORM OVERVIEW

DELIVERING GOODS for THE GOOD of ALL /// Trinity’s Business Segments – P&L Breakout * See appendix for reconciliation of non-GAAP measures $1.8B Total Revenues Trinity Industries Inc. (LTM Q1-21) $264M Adjusted Operating Profit* $36M Adjusted Income from Cont. Ops.* $528M Adjusted EBITDA* $750M Segment Revenue $339M Segment Operating Profit • Railcar leasing services • Asset management • Railcar investment vehicle (RIV) sales Railcar Leasing and Management Services Group $1,361M Segment Revenue $2M Segment Operating Profit • Tank and freight railcars • Maintenance services • Railcar parts and heads • Logistics operations Rail Products Group $256M Segment Revenue $34M Segment Operating Profit • Highway Products All Other $(584)M Segment Revenue $(19)M Segment Operating Profit • Intersegment Eliminations, primarily from the sale of railcars from the Rail Products Group to the Railcar Leasing and Management Services Group for new railcar equipment supported by a firm customer contract for the lease Intersegment Eliminations 25

DELIVERING GOODS for THE GOOD of ALL /// Leading railcar lessor ◦ Owned fleet of 107,970 railcars ◦ Total owned and managed fleet of 134,580 railcars Growing portfolio and future cash flow ◦ Leasing backlog of 2,770 railcars ◦ $2.0 billion future contractual lease revenues Balanced portfolio management ◦ Portfolio expirations and average expiring lease rate imply manageable renewal risk ◦ Future Lease Rate Differential(3) is -14.8% ▪ Implies NTM segment revenue headwind of -1.3% if current conditions persist Stable Financial Performance Through the Cycle Portfolio Expirations Imply Manageable Renewal Risk(2) Leasing Operations Revenue and Operating Profit Margin(1) (in $mms) See appendix for footnotes 26

DELIVERING GOODS for THE GOOD of ALL /// Proven Asset Management Through Railcar Cycle Actively Managing Rate and Term through the Rail Cycle Healthy Renewals Lead to Strong Asset Utilization 3.4 yrs Remaining Lease Term 98% Utilization 74% Renewal Success 17% Annual Portfolio Expirations 50 mos Renewal Term +2% Renewal Rate Change Average performance since 2010: 27

Diversified Portfolio of Railcar Equipment

~ 900 Different Commodities ~ 270 Different Railcar Designs

	Car Type	Agriculture	Construction & Metals	Consumer Products	Energy	Refined Products & Chemicals	Total (Units)	Total (NBV)
Freight Car	Open Hopper/Gondolas		Aggregates, Steel and Metals		Coal		11%	6%
Freight Car	Small Covered Hopper (<5K cu/ft)	Fertilizer	Cement, Construction Materials, Steel and Metals		Frac Sand		11%	3%
Freight Car	Large Covered Hopper (>5K cu/ft)	DDG and Feeds, Grain Mill Products, Grains, Food and Other Ag, Fertilizer	Lumber (Wood Chips)			Other Chemical (Soda Ash)	14%	12%
Freight Car	Specialty Covered Hopper	Grain Mill Products	Aggregates, Cement		Coal (Fly Ash)	Plastics	7%	7%
Freight Car	Other Freight	Food	Lumber, Steel and Metals, Cement	Autos, Paper, Intermodal		Other Chemicals	10%	11%
Tank Car	Pressure Tank Cars	Fertilizer				NGL, Chlor Alkali, Petro-chemical, Other Chemicals	10%	15%
Tank Car	Gen. Service Tank Cars (< 20K gal)	Grain Mill Products	Aggregates (Clay Slurry)			Sulfur Products, Chlor Alkali, Other Chemicals	3%	3%
Tank Car	Gen. Service Tank Cars (20K-25K gal)	Fertilizer, Food, Animal Feed				Refined Products, Petro-chemicals, Other Chemicals	5%	5%
Tank Car	Gen. Service Tank Cars (25K-30K gal)	Grain Mill Products, Food			Crude Oil, Biofuels	Refined Products, Petro-chemicals, Other Chemicals	11%	15%
Tank Car	Gen. Service Tank Cars (> 30K gal)				Crude Oil, Biofuels	Refined Products, Petrochemicals, Other Chemicals, NGLs	13%	17%
Tank Car	Specialty Tank Cars	Fertilizer				Chlor Alkali, Other Chemicals, Sulfur Products	5%	6%
	Total (Units)*	20%	8%	9%	31%	32%		
	Total (NBV)	19%	5%	10%	26%	40%		

TRINITY INDUSTRIES

* See appendix for footnotes

DELIVERING GOODS *for* THE GOOD *of* ALL ///

28

DELIVERING GOODS for THE GOOD of ALL /// Servicing High-Quality Industrial Shippers Strong Customer Credit Profiles (by NBV) Largest customer represents < 5% of total lease revenue Serving Industrial Shippers in North America 700+ Customers 75%+ Full Service Lease Top 20 customers account for 39% of lease revenue 28 years Top 10 customers relationship tenure < 0.3% 10-year average write-off history < 1% 29

DELIVERING GOODS for THE GOOD of ALL /// Leading manufacturer of railcars in North America ◦ Delivered 9,720 railcars representing 34% of industry shipments during LTM Q1-21 ◦ Backlog of $1.0 billion for 8,500 railcars accounts for 24% of industry backlog at March 31, 2021 ◦ Flexible manufacturing footprint enables quick response to shifts in market demand Focused on resetting cost basis to enhance manufacturing margins ◦ Various initiatives underway to lower break-even point Highly variable cost structure in a highly cyclical market ◦ Material input costs averaged more than 70% of the cost of most railcars in 2020 ◦ Depreciation approximates $36 million per year ◦ Operating leverage results from long production runs and the scaling of production capacity Optimization of Production Operations Underway Backlog Provides Important Production Visibility Flexible Manufacturing Footprint Adjusts to Meet Demand 30 (in $mms)

DELIVERING GOODS for THE GOOD of ALL /// Strategic Initiatives to Elevate Manufacturing Margin Performance ◦ Concentrate manufacturing footprint ◦ Monetize underutilized asset base Lower Investment ◦ Enhance value of outsourced fabrication activities ◦ Minimize cycle-related headcount costs Reduce Cycle Amplitude ◦ Increase automation to reduce direct labor ◦ Lower indirect support costs ◦ Continue lean principles Reset Cost Basis Annual Rail Deliveries(1) OP% LTM 9/30/2020(2) Margin Improvement 10-12K 2.8% Mid-Teen + 3 to 5.5 pts Lowers Breakeven by 30% Margin improvements expected to be realized over next 1-2 years *See appendix for footnote 31

Positioned for Further Success in the Marketplace

Trinity's Leasing Company has a <u>bright future</u> and is <u>leading the change</u> for network efficiency to <u>enhance the modal advantage</u> of the railcar industry



Disciplined Operating Model

- Moderating lease fleet investment
- Increasing leverage of internal maintenance capacity
- Expand RIV platform to extend commercial reach



Digital Platforms

- Superior customer experience through "Anytime" access
- Fleet Management Solutions
- *RailPulse*™ consortium



Data Analytics

- Commercialize fleet analytics capabilities
- Develop IoT and telematics solutions for enhanced rail supply chain management



Scale & Consolidation

- Tuck-in service solutions
- Expand rail maintenance network geographically
- Opportunistic portfolio acquisitions/alliances

~ $20-25B TAM Revenue Opportunity for Services Expansion in Railcar Industry

TRINITY INDUSTRIES

DELIVERING GOODS *for* THE GOOD *of* ALL ///

32

DELIVERING GOODS for THE GOOD of ALL FINANCIAL DISCUSSION AND STRATEGIC OBJECTIVES

DELIVERING GOODS for THE GOOD of ALL /// Trinity’s Platform is Built to Deliver Shareholder Value LTM Q1-21 Revenues $1.8B LTM Q1-21 Cash Flow, Continuing Ops $548M LTM Q1-21 OP Margin, Adjusted* 14.8% LTM Q1-21 Shareholder Returns $287M * See appendix for reconciliation of non-GAAP measures 34

Healthy Balance Sheet Strategically Positioned for Market Uncertainty and Opportunistic Deployment

LIQUIDITY	DEBT STRUCTURE	CAPITAL LEVERS
Cash & Equivalents $178M	Recourse Debt $398M @ ~4.6%	Unencumbered Railcars $1.1B
Revolver Availability $358M	Non-recourse Debt $4.8B @ ~3.6%	• Pledge to warehouse • Additional assets can be sold or financed • LTV of 60.9% for the wholly-owned lease portfolio as of Q1-21[1]
Warehouse Availability $236M	• Low-cost funds • Flexible term structures • No maturities until 2023	
Solid Liquidity of $772M	Attractive Debt Structures	Conservative Capitalization

TRINITY INDUSTRIES

See appendix for footnotes

DELIVERING GOODS *for* THE GOOD *of* ALL ///

35

DELIVERING GOODS for THE GOOD of ALL /// Platform Optimization is Critical to Improve Pre-Tax ROE ~ 4 to 5 pts ~ 4 to 5 pts ~ 2 to 3 pts ~ Mid-teen LT Pre-Tax ROE Target Strategic Initiatives in Place to Deliver Results Financial Initiatives Optimization Efforts Expansion & Growth SE&A and Manufacturing Cost Structure + Portfolio Balancing Balance Sheet Optimization + Return of Capital New Business Development + Product & Services Expansion * See appendix for footnote and reconciliation of non-GAAP measures 36 5.5% LTM 9/30/2020 Pre-Tax ROE*

DELIVERING GOODS for THE GOOD of ALL /// Executing on Strategic Initiatives to Improve Pre-Tax ROE 37 Net Debt increase of $148M LTV(1) increase to 60.9% Balance Sheet Optimization Official launch of TrinsightTM digital service platform in February 2021 New Products & Services Initiatives Enhance value of outsourced fabrication activities Scale newly acquired rail cleaning technology into maintenance facilities Manufacturing Cost Improvement Divestiture of certain non-operational properties in Q1-21 Enterprise Cost Reduction Modest investment in rail fleet modifications Small lease portfolio sale in Q1-21 Lease Fleet Optimization *See appendix for footnotes and reconciliation of non-GAAP measures Lower Cost of Capital | Reduce Cyclicality | Improve Rail Supply Chain LTM Q1-21* LT Goal 9.6% 3.0% Mid-Teen Pre-Tax ROE Goal

DELIVERING GOODS for THE GOOD of ALL /// Capital Allocation Framework – Near Term Strategy 38 Trinity’s line of sight on near-term cash flow generation and sources of capital over the next 3 years are expected to create significant shareholder value

DELIVERING GOODS for THE GOOD of ALL /// Capital Allocation Framework – Long Term Strategy P ro g ra m m a ti c O p p o rt u n is ti c Manage Leverage Reinvest Return Capital Minimum Liquidity Requirements Manage Debt Profile Maintenance CapEx Working Capital Organic Growth M&A Double-digit Dividend Growth Share Repurchases Strong cash generation and disciplined capital allocation positions Trinity for shareholder value creation through the railcar cycle 39

DELIVERING GOODS for THE GOOD of ALL Appendix

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results (1) The effective tax rate for pension plan settlement and restructuring activities is before consideration of the CARES Act. We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of restructuring activities, pension plan settlement, the income tax effects of the CARES Act, and certain other non-recurring transactions or events (as applicable).These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain non-recurring items. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 41 Three Months Ended March 31, 2021 (in millions, except per share amounts) GAAP Pension plan settlement (1) Restructuring activities (1) Income tax effect of CARES Act Adjusted Operating profit $ 60.2 $ — $ (0.3) $ — $ 59.9 Income from continuing operations before income taxes $ 7.7 $ 1.2 $ (0.3) $ — $ 8.6 Provision (benefit) for income taxes $ 6.0 $ 0.3 $ (0.1) $ (3.8) $ 2.4 Income from continuing operations $ 1.7 $ 0.9 $ (0.2) $ 3.8 $ 6.2 Net income from continuing operations attributable to Trinity Industries, Inc. $ 3.7 $ 0.9 $ (0.2) $ 3.8 $ 8.2 Diluted weighted average shares outstanding 112.6 112.6 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.03 $ 0.07

Reconciliation: Adjusted Operating Results (continued)

	Year Ended December 31, 2020							
	GAAP	Impairment of long-lived assets – Controlling Interest (1)(2)	Impairment of long-lived assets – Noncontrolling Interest (3)	Pension plan settlement (1)	Restructuring activities (1)	Early redemption of debt (1)	Income tax effect of CARES Act	Adjusted
	(in millions, except per share amounts)							
Operating profit (loss)	$ (124.5)	$ 315.1	$ 81.3	$ —	$ 11.0	$ —	$ —	$ 282.9
Income (loss) from continuing operations before income taxes	$ (494.5)	$ 315.1	$ 81.3	$ 151.5	$ 11.0	$ 5.0	$ —	$ 69.4
Provision (benefit) for income taxes	$ (268.4)	$ 73.0	$ —	$ 34.9	$ 2.6	$ 1.2	$ 180.4	$ 23.7
Income (loss) from continuing operations	$ (226.1)	$ 242.1	$ 81.3	$ 116.6	$ 8.4	$ 3.8	$ (180.4)	$ 45.7
Net income (loss) attributable to Trinity Industries, Inc.	$ (147.3)	$ 242.1	$ —	$ 116.6	$ 8.4	$ 3.8	$ (180.4)	$ 43.2
Diluted weighted average shares outstanding (4)	115.9							117.2
Diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc.	$ (1.27)							$ 0.37

(1) The effective tax rate for impairment of long-lived assets, pension plan settlement, restructuring activities, and the early redemption of debt is before consideration of the CARES Act.
(2) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest recorded in the second quarter of 2020.
(3) Represents the portion of the non-cash impairment of long-lived asset charge attributable to the noncontrolling interest, for which Trinity does not provide income taxes.
(4) GAAP diluted weighted average shares outstanding excludes 1.3 million shares for the year ended December 31, 2020, since the Company was in a net loss position for the period. When adjusting for the items above, these shares become dilutive.

We have supplemented the presentation of our reported GAAP operating profit (loss), income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) attributable to Trinity Industries, Inc., and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of restructuring activities, impairment of long-lived assets, pension plan settlement, early redemption of debt, the income tax effects of the CARES Act, and certain other non-recurring transactions or events (as applicable).These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain non-recurring items. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
DELIVERING GOODS *for* THE GOOD *of* ALL /// 42

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results (continued) We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of restructuring activities, the effects on income tax expense of a one-time, non-cash, deferred tax impact related to our planned Maintenance Services expansion into a new Midwest facility, and certain other non-recurring transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain non-recurring items. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 43 Year Ended December 31, 2019 GAAP Restructuring activities Income tax Adjusted (in millions, except per share amounts) Operating profit $ 416.3 $ 14.7 $ — $ 431.0 Income from continuing operations before income taxes $ 200.7 $ 14.7 $ — $ 215.4 Provision (benefit) for income taxes $ 61.5 $ 3.3 $ (9.7) $ 55.1 Income from continuing operations $ 139.2 $ 11.4 $ 9.7 $ 160.3 Net income attributable to Trinity Industries, Inc. $ 137.6 $ 11.4 $ 9.7 $ 158.7 Diluted weighted average shares outstanding 127.3 127.3 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 1.09 $ 1.26

DELIVERING GOODS for THE GOOD of ALL /// Year Ended December 31, 2018 GAAP Write-off of assets held under capital leases Adjusted (in millions, except per share amounts) Operating profit $ 315.1 $ 12.6 $ 327.7 Income from continuing operations before income taxes $ 151.6 $ 12.6 $ 164.2 Provision for income taxes $ 42.6 $ 2.8 $ 45.4 Income from continuing operations $ 109.0 $ 9.8 $ 118.8 Net income attributable to Trinity Industries, Inc. $ 159.3 $ 9.8 $ 169.1 Diluted weighted average shares outstanding 146.4 146.4 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.70 $ 0.77 Year Ended December 31, 2017 GAAP Effects of the Tax Cuts and Jobs Act Adjusted (in millions, except per share amounts) Operating profit $ 368.3 $ — $ 368.3 Income from continuing operations before income taxes $ 195.4 $ — $ 195.4 Provision (benefit) for income taxes $ (414.8) $ 476.2 $ 61.4 Income from continuing operations $ 610.2 $ (476.2) $ 134.0 Net income attributable to Trinity Industries, Inc. $ 702.5 $ (476.2) $ 226.3 Diluted weighted average shares outstanding 152.0 152.0 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 3.85 $ 0.79 We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of asset write-downs, the effects on income tax expense of a one‐time benefit related to the Tax Cuts & Jobs Act, and certain other non-recurring transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the tables above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain non-recurring items. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. Reconciliation: Adjusted Operating Results (continued) 44

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: EBITDA and Adjusted EBITDA “EBITDA” is defined as income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA plus non-cash impairment of long-lived assets, restructuring activities, and pension plan settlement. EBITDA and Adjusted EBITDA are non-GAAP financial measures; however, the amounts included in these calculations are derived from amounts included in our GAAP financial statements. EBITDA and Adjusted EBITDA are reconciled to net income (loss), the most directly comparable GAAP financial measure, in the table above. This information is provided to assist management and investors in making meaningful comparisons of our operating performance between periods. We believe EBITDA is a useful measure for analyzing the performance of our business. We also believe that EBITDA is commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance and debt servicing ability because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation or amortization (which can vary significantly depending on many factors). EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as indicators of our operating performance, or as alternatives to operating cash flows as measures of liquidity. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 45 LTM Q1-21 (in millions) Net income (loss) $ (387.2) Less: Loss from discontinued operations, net of income taxes (0.3) Income (loss) from continuing operations $ (386.9) Interest expense 209.3 Provision (benefit) for income taxes (114.8) Depreciation and amortization expense 265.7 EBITDA $ (26.7) Impairment of long-lived assets 396.4 Restructuring activities, net 5.2 Pension plan settlement 152.7 Adjusted EBITDA $ 527.6

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Leasing Economic Profit Economic Profit is a non-GAAP financial measure derived from amounts included in our GAAP financial statements. For the Leasing Group, Economic Profit is defined as Operating Profit – Leasing Operations as computed in accordance with GAAP, adjusted to deduct interest expense and to add back depreciation expense and the operating profit related to lease portfolio sales. This non-GAAP measure is reconciled to Operating Profit – Leasing Operations, the most directly comparable GAAP financial measure, in the table above. Management believes that Economic Profit is useful to both management and investors in their analysis as it is a key measure of our businesses’ cash flows and takes into consideration operational cash flows and interest expense. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 46 2017 2018 2019 2020 LTM Q1-21 (in millions) Operating profit – Leasing Operations $ 341.3 $ 291.8 $ 314.7 $ 336.0 $ 330.1 Interest expense (125.8) (142.3) (197.2) (196.2) (186.8) Profit Before Tax – Leasing Operations 215.5 149.5 117.5 139.8 143.3 Depreciation 172.3 196.6 232.2 214.7 215.7 Economic Profit – Leasing Operations 387.8 346.1 349.7 354.5 359.0 Operating profit – Lease portfolio sales 103.2 71.9 91.9 17.7 9.0 Total Economic Profit – Leasing Group $ 491.0 $ 418.0 $ 441.6 $ 372.2 $ 368.0

Reconciliation: Steady State Cash Flow

	2017	2018	2019	2020	LTM Q1-21
			(in millions)		
Net cash provided by operating activities – continuing operations	$ 610.1	$ 274.2	$ 396.7	$ 651.8	$ 548.1
Proceeds from lease portfolio sales *	360.7	230.5	205.7	138.7	87.5
Net cost of sold lease fleet railcars owned one year or less *	79.9	92.4	319.3	54.0	11.5
Adjusted Net Cash Provided by Operating Activities, including Lease Portfolio Sales	1,050.7	597.1	921.7	844.5	647.1
Manufacturing/Corporate depreciation and amortization (Proxy for Steady State CapEx)	(57.4)	(55.3)	(51.4)	(51.3)	(50.0)
Leasing Steady State CapEx Required (defined below)	(529.4)	(469.1)	(706.7)	(390.1)	(304.3)
Steady State Cash Flow Generation	$ 463.9	$ 72.7	$ 163.6	$ 403.1	$ 292.8

	2017	2018	2019	2020	LTM Q1-21
			(in millions)		
Leasing depreciation	$ 172.3	$ 196.6	$ 232.2	$ 214.7	$ 215.7
Total proceeds from lease portfolio sales	*460.3*	*344.4*	*566.4*	*193.1*	*97.6*
Less: Total profit on lease portfolio sales	*(103.2)*	*(71.9)*	*(91.9)*	*(17.7)*	*(9.0)*
Add: NBV of lease portfolio sales	$ 357.1	$ 272.5	$ 474.5	$ 175.4	$ 88.6
Leasing Steady State CapEx Required	$ 529.4	$ 469.1	$ 706.7	$ 390.1	$ 304.3

Steady State Cash Flow is a non-GAAP financial measure and is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from lease portfolio sales, plus net cost of sold lease fleet railcars owned one year or less, less manufacturing and corporate depreciation and amortization, less Leasing Steady State CapEx Required. Leasing Steady State CapEx Required is defined as leasing depreciation plus the net book value of lease portfolio sales.

*Beginning in the fourth quarter of 2020, we made a prospective change in the presentation of sales of railcars from the lease fleet. For periods prior to the fourth quarter of 2020, proceeds from lease portfolio sales only include proceeds from sales of leased railcars owned more than one year at the time of sale. Additionally, beginning in the fourth quarter of 2020, net cost of sold lease fleet railcars owned one year or less is no longer applicable. The change in presentation of sales of railcars from the lease fleet had no effect on our previously reported Steady State Cash Flow.

We believe Steady State Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our potential to fund further reinvestment in the business for growth or return capital to shareholders, after investments to maintain a comparable level of cash flow at the enterprise level. Steady State Cash Flow is reconciled to net cash provided by operating activities from continuing operations, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
DELIVERING GOODS *for* THE GOOD *of* ALL /// 47

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Lease Investment and Required “Equity CapEx” Lease investment is typically leveraged at a 70-80% LTV, reducing required equity capital and increasing available cash flow. (1) For periods prior to the fourth quarter of 2020, Capital expenditures – leasing is net of sold lease fleet railcars owned one year or less. *Leasing CapEx is defined as “Capital Expenditures – leasing” in the Company’s Statement of Cash Flows 48 2017 2018 2019 2020 LTM Q1-21 (in millions) Capital expenditures – leasing (1) $ 608.3 $ 948.3 $ 1,122.2 $ 602.2 $ 580.9 Less: Payments to retire debt (375.3) (887.8) (1,724.1) (1,442.9) (1,156.8) Proceeds from issuance of debt 533.5 1,206.6 2,567.8 1,561.4 1,436.7 Net proceeds from (repayments of) debt 158.2 318.8 843.7 118.5 279.9 Equity CapEx for new leased railcars $ 450.1 $ 629.5 $ 278.5 $ 483.7 $ 301.0

Reconciliation: ***Walking FCF Beyond Lease Investment***

	2017	2018	2019	2020	LTM Q1-21
			(in millions)		
Net cash provided by operating activities – continuing operations	$ 610.1	$ 274.2	$ 396.7	$ 651.8	$ 548.1
Proceeds from lease portfolio sales *	360.7	230.5	205.7	138.7	87.5
Adjusted Net Cash Provided by Operating Activities	970.8	504.7	602.4	790.5	635.6
Capital expenditures – manufacturing and other	(22.0)	(37.3)	(97.0)	(102.3)	(96.8)
Dividends paid to common shareholders	(72.6)	(77.4)	(82.1)	(91.7)	(92.2)
Free Cash Flow (before Capital expenditures – leasing)	876.2	390.0	423.3	596.5	446.6
Equity CapEx for new leased railcars	(450.1)	(629.5)	(278.5)	(483.7)	(301.0)
Total Free Cash Flow After Investments and Dividends	$ 426.1	$ (239.5)	$ 144.8	$ 112.8	$ 145.6

Total Free Cash Flow After Investments and Dividends ("Free Cash Flow") is a non-GAAP financial measure. The change in presentation of sales of railcars from the lease fleet, which was effected on a prospective basis beginning in the fourth quarter of 2020, had no effect on our previously reported Free Cash Flow.

Beginning in the fourth quarter of 2020, Free Cash Flow is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from lease portfolio sales, less capital expenditures for manufacturing, dividends paid, and Equity CapEx for new leased railcars. Equity CapEx for new leased railcars is defined as leasing capital expenditures, adjusted to exclude net proceeds from (repayments of) debt.

* For periods prior to the fourth quarter of 2020, Free Cash Flow is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from sales of leased railcars owned more than one year at the time of sale, less capital expenditures for manufacturing, dividends paid, and Equity CapEx for new leased railcars. Equity CapEx for new leased railcars is defined as leasing capital expenditures, net of sold lease fleet railcars owned one year or less, adjusted to exclude net proceeds from (repayments of) debt.

We believe Free Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our ability to fund our operations and repay our debt. Free Cash Flow is reconciled to net cash provided by operating activities from continuing operations, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES DELIVERING GOODS *for* THE GOOD *of* ALL /// 49

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Total Company Pre-Tax ROE (1) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest recorded in the second quarter of 2020. (2) Return on Equity is calculated as income from continuing operations divided by average total stockholders' equity. (3) Pre-Tax Return on Equity is calculated as adjusted profit before tax divided by average adjusted stockholders' equity, each as defined and reconciled above. Pre-Tax Return on Equity (“Pre-Tax ROE”) is defined as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of the provision or benefit for income taxes, net income or loss attributable to noncontrolling interest, and certain other adjustments, which include restructuring activities, the controlling interest portion of impairment of long-lived assets, early redemption of debt, and pension plan settlement; and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre-Tax ROE calculation are reconciled to income from continuing operations and stockholders’ equity, respectively, which are the most directly comparable GAAP financial measures. Management believes that Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time. Pre-Tax ROE is used in consideration of the Company’s expected tax position in the near-term. 50 December 31, 2019 LTM September 30, 2020 December 31, 2020 LTM March 31, 2021 ($ in millions) Numerator: Income (loss) from continuing operations $ 139.2 $ (77.1) $ (226.1) $ (386.9) Provision (benefit) for income taxes 61.5 (205.8) (268.4) (114.8) Income (loss) from continuing operations before income taxes 200.7 (282.9) (494.5) (501.7) Net loss attributable to noncontrolling interest 1.5 79.6 78.9 81.5 Adjustments: Restructuring activities, net 14.7 25.2 11.0 5.2 Impairment of long-lived assets – controlling interest (1) — 288.1 315.1 315.1 Early redemption of debt — 5.0 5.0 — Pension plan settlement — — 151.5 152.7 Adjusted Profit Before Tax $ 216.9 $ 115.0 $ 67.0 $ 52.8 December 31, 2019 September 30, 2020 December 31, 2020 March 31, 2021 Denominator: Total stockholders' equity $ 2,378.9 $ 2,093.6 $ 2,016.0 $ 1,967.9 Noncontrolling interest (348.8) (276.3) (277.2) (275.5) Accumulated other comprehensive loss 153.1 164.5 30.9 25.8 Adjusted Stockholders' Equity $ 2,183.2 $ 1,981.8 $ 1,769.7 $ 1,718.2 Average total stockholders' equity $ 2,236.3 $ 2,197.5 $ 1,992.0 Return on Equity (2) (3.4) % (10.3) % (19.4) % Average Adjusted Stockholders' Equity $ 2,082.5 $ 1,976.5 $ 1,744.0 Pre-Tax Return on Equity (3) 5.5% 3.4% 3.0%

Reconciliation of Lease Portfolio Sales Accounting

	Year Ended December 31, 2019			Year Ended December 31, 2020		
	As Reported	Adjustments	As Adjusted	As Reported	Adjustments	As Adjusted
			(in millions)			
Consolidated Statements of Cash Flows:						
Operating activities:						
Net gains on lease portfolio sales	$ (50.5)	$ (41.4)	$ (91.9)	$ (17.3)	$ (0.4)	$ (17.7)
Net cash provided by operating activities	$ 393.6	$ (41.4)	$ 352.2	$ 651.7	$ (0.4)	$ 651.3
Investing activites:						
Proceeds from lease portfolio sales	$ 205.7	$ 360.7	$ 566.4	$ 138.7	$ 54.4	$ 193.1
Capital expenditures – leasing	$ (1,122.2)	$ (319.3)	$ (1,441.5)	$ (602.2)	$ (54.0)	$ (656.2)
Net cash used in investing activities	$ (993.3)	$ 41.4	$ (951.9)	$ (532.9)	$ 0.4	$ (532.5)
Net increase (decrease) in cash, cash equivalents, and restricted cash	$ (73.2)	$ —	$ (73.2)	$ (49.2)	$ —	$ (49.2)

The unaudited tables provided on this page and the following page reconcile our historical presentation of railcar sales from the lease fleet to the recently announced prospective change in presentation. The tables are provided for informational purposes to assist investors in understanding the impact that the change in presentation will have on our Consolidated Statements of Cash Flows. The tables illustrate the impacts of the change as though the lease portfolio sales had been historically presented in a manner consistent with the prospective treatment.

TRINITY INDUSTRIES
DELIVERING GOODS *for* THE GOOD *of* ALL ///
51

DELIVERING GOODS for THE GOOD of ALL /// Three Months Ended March 31, 2020 Three Months Ended June 30, 2020 As Reported Adjustments As Adjusted As Reported Adjustments As Adjusted (in millions) Consolidated Statements of Cash Flows: Operating activities: Net gains on lease portfolio sales $ (8.7) $ (1.7) $ (10.4) $ (5.7) $ 1.3 $ (4.4) Net cash provided by operating activities $ 173.6 $ (1.7) $ 171.9 $ 154.0 $ 1.3 $ 155.3 Investing activites: Proceeds from lease portfolio sales $ 68.5 $ 44.3 $ 112.8 $ 63.7 $ 10.1 $ 73.8 Capital expenditures – leasing $ (129.2) $ (42.6) $ (171.8) $ (130.3) $ (11.4) $ (141.7) Net cash used in investing activities $ (64.6) $ 1.7 $ (62.9) $ (90.0) $ (1.3) $ (91.3) Net increase (decrease) in cash, cash equivalents, and restricted cash $ 31.9 $ — $ 31.9 $ (15.6) $ — $ (15.6) Three Months Ended September 30, 2020 Three Months Ended December 31, 2020 As Reported Adjustments As Adjusted As Reported Adjustments As Adjusted (in millions) Consolidated Statements of Cash Flows: Operating activities: Net gains on lease portfolio sales $ (2.9) $ — $ (2.9) $ — $ — $ — Net cash provided by operating activities $ 129.0 $ — $ 129.0 $ 195.1 $ — $ 195.1 Investing activites: Proceeds from lease portfolio sales $ 6.5 $ — $ 6.5 $ — $ — $ — Capital expenditures – leasing $ (189.3) $ — $ (189.3) $ (153.4) $ — $ (153.4) Net cash used in investing activities $ (206.4) $ — $ (206.4) $ (171.9) $ — $ (171.9) Net increase (decrease) in cash, cash equivalents, and restricted cash $ (72.0) $ — $ (72.0) $ 6.5 $ — $ 6.5 Reconciliation of Lease Portfolio Sales Accounting 52

DELIVERING GOODS for THE GOOD of ALL /// SLIDE 4 – Trinity Industries, Inc. Overview 1. Current dividend yield represents the Company’s most recent quarterly dividend, annualized and the Company’s stock price as of March 31, 2021 2. Intersegment revenues are eliminated; a prospective change in the presentation of sales of railcars from the lease fleet for railcars owned one year or less occurred during the fourth quarter of 2020, changing the presentation from a revenue and cost of revenue basis to a net gain or loss from the disposal of a long-term asset SLIDE 10 – A Sustainable Capital Story: Attractive Yielding Assets with Long-tailed Utility 1. Umler source data, January 1, 2021 2. The charts pictured are illustrative and represent the financial performance of a typical lease railcar in the Company's portfolio pricing model. The assumptions reflect current lease pricing parameters, our recently updated economic life assumptions, constant leverage of 65% LTV, and low annual inflation of rents and operating costs between 0.75% and 1.5% SLIDE 11 – A Sustainable Capital Story: Trinity’s Rail Platform Delivers Strategic Synergies The financial information presented depicts tangible synergies of Trinity’s rail platform and represents the cumulative benefit of corresponding cash flows from 2016-2020. The OP contribution referenced is associated with profit from rent or portfolio sales from railcars added to Trinity’s lease portfolio during the same time period, and represents incremental profit earned by meeting customer needs through organic platform growth. SLIDE 13 – A Sustainable Capital Story: Reinvestment & Capital Return Drive Shareholder Value Trinity’s Book Value prior to October 31, 2018 has been adjusted by $1,732.2 million for the tax-free distribution of Arcosa, Inc. (NYSE:ACA), which occurred on November 1, 2018, for the purposes of depicting a five year timeline of Book Value growth. SLIDE 16 – Railcars Are Attractive Long-term Investments https://www.aar.org/wp-content/uploads/2019/02/AAR-Sustainability-Fact-Sheet-2019.pdf SLIDE 19 – Integral Part of the North American Supply Chain 1. Umler® (January 1, 2021 report), The Umler® system is an electronic resource that contains critical data for North American transportation equipment. Originally created in 1968, Umler ® maintains data for more than two million pieces of equipment used in rail, steamship and highway service. 2. FTR Associates 02/17/2021 3. Association of American Railroads (“AAR”), accessed on March 1, 2021 SLIDE 20 – Delivering Essential Goods to the Global Marketplace AAR, accessed on October 6, 2020 SLIDE 21 – Capitalizing on Structural Change in the Rail Market Umler® North American fleet ownership data as of December 31, 2020 Presentation Footnotes 53

DELIVERING GOODS for THE GOOD of ALL /// Presentation Footnotes (continued) 54 SLIDE 23 – Rail Market Update and Commercial Overview 1. AAR Weekly Railcar Loadings 2. AAR Rail Time Indicators – April 1, 2021 3. Future Lease Rate Differential (FLRD) calculates the weighted average of the most current quarterly lease rates transacted compared to the weighted average lease rates for railcars expiring over the next twelve months SLIDE 26 – Stable Financial Performance Through the Cycle 4. Leasing Operations Profit Margin calculated using only revenues and profit from Leasing Operations including Partially Owned Subsidiaries and excluding lease portfolio sales. Leasing Operations is specific to revenue and operating profit reported under “Leasing and management” within the Railcar Leasing and Management Services Group. 5. The high-to-low average lease rate scale represents 60% of the leases that renew in the specified year so as to limit the skew, however, the lease rate average represents 100% of the expiring leases. 6. Future Lease Rate Differential (FLRD) calculates the weighted average of the most current quarterly lease rates transacted compared to the weighted average lease rates for railcars expiring over the next twelve months; the revenue headwind/tailwind is calculated by applying the FLRD to the percentage of expiring railcars over that time period, and including a mid-year factor to reflect the 12 month time period the expirations will take effect. SLIDE 28 – Diversified Portfolio of Railcar Equipment The basis of presentation for lease portfolio diversification aligns with industry standard definitions of commodity groups. The information regarding “Markets Served” included in Trinity’s Form 10-K for year ended December 31, 2020 reflects the manner in which the Company services its customer markets. SLIDE 31 – Strategic Initiatives to Elevate Manufacturing Margin Performance 1. ”Annual Railcar Deliveries” is provided as context, to depict the expected margin improvement resulting from the strategic initiatives listed in a comparable production environment. 2. OP% for the LTM period ending September 30, 2020 represents Management’s baseline for financial improvement as disclosed during the November 2020 Investor Day presentation. SLIDE 35 – Healthy Balance Sheet Strategically Positioned for Market Uncertainty and Opportunistic Deployment 1. Includes corporate revolving credit facility as part of the short-term financing structure SLIDE 36 – Platform Optimization is Critical to Improve Pre-Tax ROE Pre-Tax ROE for the LTM period ending September 30, 2020 represents Management’s baseline for financial improvement as disclosed during the November 2020 Investor Day presentation. SLIDE 37 – Executing on Strategic Initiatives to Improve Pre-Tax ROE 1. Includes corporate revolving credit facility as part of the short-term financing structure

DELIVERING GOODS for THE GOOD of ALL /// Contact Information 55 Contact Information: Jessica Greiner, VP Investor Relations and Communications 214-589-8047 | Jessica.Greiner@trin.net | TrinityInvestorRelations@trin.net Investor Website: www.trin.net/investor-relations